UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 11, 2008 (June 10, 2008)

UNION DRILLING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51630	16-1537048
(Commission File Number)	(I.R.S. Employer Identification No.)

4055 International Plaza, Suite 610, Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

(817) 735-8793

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2008, the stockholders of Union Drilling, Inc. (the “Company”) approved, by a majority of the votes cast, the Amended and Restated 2005 Stock Incentive Plan (the “Amended Plan”). The Amended Plan contains amendments to the Company’s previously adopted 2005 stock option plan. The Amended Plan, among other things, provides:

•	for awards of shares of restricted stock or restricted stock units, in addition to stock option grants;

•	that the maximum number of shares of Company common stock issuable remains at 1,579,552 and no more than 40% of such maximum number may be issued in the form of restricted stock or RSU awards;

•	in any given calendar year, no individual may receive a stock option grant exceeding 658,147 shares or a restricted stock or RSU award exceeding 300,000 shares; and

•	that all awards intended to be “performance-based compensation” will comply with Section 162(m) of the Internal Revenue Code of 1986, as amended, and qualify as such.

The compensation committee of the Company’s board of directors has broad discretion to establish equity-based awards to attract, retain, motivate and reward key personnel and directors. These awards may be in the form of incentive stock options, non-qualified stock options, shares of restricted stock or restricted stock units. The summary above does not purport to be complete and is qualified in its entirety by reference to the actual text of the Amended Plan and the accompanying forms of award agreements, all as approved and effective on June 10, 2008 and as filed as Exhibit 10.1 to this Current Report (all being incorporated herein by reference).

Subsequent to the approval of the Amended Plan by the Company’s stockholders, the compensation committee awarded Christopher D. Strong, the Company’s President and CEO, and a management director, 200,000 restricted stock units on June 10, 2008. This award will vest based on Mr. Strong’s continued service with the Company over a seven year period and on the achievement of the performance-based measures set forth in his award agreement, which is filed as Exhibit 10.2 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1*	Amended and Restated 2005 Stock Incentive Plan and the accompanying forms of award agreements (filed as Appendix A including Exhibits A, B and C thereto), to Union Drilling’s Proxy Statement for its 2008 Annual Meeting of Stockholders filed on April 29, 2008 and incorporated herein by reference).

10.2*	Restricted Stock Unit Agreement, dated June 10, 2008, between Union Drilling and Christopher D. Strong.

*	Compensatory plan or arrangement for management or others.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION DRILLING, INC.

Date: June 11, 2008	By:	/s/ Christopher D. Strong
Christopher D. Strong,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Amended and Restated 2005 Stock Incentive Plan and the accompanying forms of award agreements (filed as Appendix A including Exhibits A, B and C thereto), to Union Drilling’s Proxy Statement for its 2008 Annual Meeting of Stockholders filed on April 29, 2008 and incorporated herein by reference).

10.2*	Restricted Stock Unit Agreement, dated June 10, 2008, between Union Drilling and Christopher D. Strong.

*	Compensatory plan or arrangement for management or others.